Investment Portfolio
(UNAUDITED) | 01.31.2023
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 98.2%	Shares	Value
Aerospace & defense - 3.5%
Raytheon Technologies Corp.	289,843	$28,940,824
Air freight & logistics - 1.5%
United Parcel Service, Inc., Class B	65,993	12,223,883
Banks - 5.3%
The PNC Financial Services Group, Inc.	116,909	19,340,256
Truist Financial Corp.	486,013	24,004,182
Beverages - 6.4%
PepsiCo, Inc.	133,805	22,883,331
The Coca-Cola Co.	473,788	29,052,680
Biotechnology - 2.8%
AbbVie, Inc.	157,540	23,276,535
Capital markets - 5.2%
BlackRock, Inc.	28,617	21,726,312
CME Group, Inc.	118,083	20,860,543
Chemicals - 1.1%
Eastman Chemical Co.	99,750	8,794,958
Communications equipment - 4.5%
Cisco Systems, Inc.	376,894	18,343,431
Motorola Solutions, Inc.	71,467	18,367,734
Electric utilities - 3.4%
NextEra Energy, Inc.	369,524	27,577,576
Electrical equipment - 2.5%
Eaton Corp. PLC	123,629	20,053,860
Electronic equipment, instruments & components - 2.3%
TE Connectivity Ltd.	145,849	18,544,700
Equity real estate investment trusts (REITs) - 4.6%
Crown Castle, Inc.	112,943	16,727,988
Prologis, Inc.	163,293	21,110,519
Food products - 3.0%
Mondelez International, Inc., Class A	376,286	24,624,156
Health care equipment & supplies - 5.9%
Abbott Laboratories	132,045	14,597,575
Baxter International, Inc.	249,973	11,421,266
Medtronic PLC	263,757	22,073,823
Health care providers & services - 2.7%
UnitedHealth Group, Inc.	44,750	22,338,753
Hotels, restaurants & leisure - 3.5%
McDonald's Corp.	107,197	28,664,478
Household products - 3.0%
The Procter & Gamble Co.	174,517	24,847,730
Industrial conglomerates - 1.6%
Honeywell International, Inc.	64,028	13,348,557
Insurance - 1.0%
The Allstate Corp.	65,001	8,350,679
IT services - 2.4%
Automatic Data Processing, Inc.	87,549	19,769,440
Media - 1.1%
Comcast Corp., Class A	229,928	9,047,667
Multiline retail - 3.6%
Target Corp.	172,777	29,741,833
Oil, gas & consumable fuels - 5.9%
Chevron Corp.	207,162	36,050,331
The Williams Cos, Inc.	369,315	11,906,716
Pharmaceuticals - 5.7%
AstraZeneca PLC, Sponsored ADR	278,262	18,189,987
Merck & Co., Inc.	264,564	28,416,819
Road & rail - 2.3%
Union Pacific Corp.	92,189	18,824,072
Semiconductors & semiconductor equipment - 6.6%
Broadcom, Inc.	49,860	29,168,599
Texas Instruments, Inc.	137,720	24,405,361
Software - 3.9%
Microsoft Corp.	128,246	31,780,641
Specialty retail - 2.9%
The Home Depot, Inc.	73,861	23,943,520
Total common stocks (cost $550,052,892)		803,341,315
Total investment portfolio (cost $550,052,892) - 98.2%		803,341,315
Other assets in excess of liabilities - 1.8%		14,881,460
Total net assets - 100.0%		$818,222,775

ADR - American Depositary Receipt

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.